UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 12, 2020 (January 21, 2020)
Date of Report (date of earliest event reported)

Fulton Financial Corporation
(Exact name of registrant as specified in its charter)

PA	0-10587		23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

One Penn Square,	Lancaster,	PA	17604
(Address of Principal Executive Offices)			(Zip Code)
(717) 291-2411
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $2.50	FULT	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02 Results of Operations and Financial Condition.

This Amendment No. 1 to current report on Form 8-K is being furnished to reflect changes in the financial results of Fulton Financial Corporation (the “Corporation”) as of, and for the quarter and year ended, December 31, 2019 contained in the press release, the supplementary financial information, and the presentation materials used during the conference call and webcast on January 22, 2020 (the “Presentation Materials”) filed as Exhibits 99.1, 99.2 and 99.3, respectively, to the Corporation’s current report on Form 8-K furnished to the Securities and Exchange Commission on January 21, 2020 (the “Initial Form 8-K”).

Recently, and prior to the filing of the Corporation’s audited financial statements for the year-ended December 31, 2019, more information was learned concerning a certain commercial borrower of the Corporation, representing a total lending relationship of approximately $29 million.  This borrower’s loans had been placed on non-accrual status with an allocation of the allowance for credit losses of approximately $12 million as of December 31, 2019, and the Corporation’s financial results as of, and for the periods ended, December 31, 2019, were reported on that basis. However, upon consideration of the additional information about this lending relationship, the Corporation recorded an additional $8 million provision for credit losses for the periods ended December 31, 2019 and determined that $20 million of the lending relationship was uncollectable as of December 31, 2019, resulting in a charge-off of this amount for the quarter and year ended December 31, 2019. The increase in the provision for credit losses, as well as related reductions in certain incentive compensation accruals and adjustments to income tax expense, reduced the Corporation’s net income for the quarter and year ended December 31, 2019 from $54.1 million, or $0.33 per diluted share, and $232.6 million, or $1.39 per diluted share, respectively, to $47.8 million, or $0.29 per diluted share, and $226.3 million, or $1.35 per diluted share, respectively.

In addition, as a result of the charge-off related to the lending relationship and the related reduction in the Corporation’s allowance for credit losses as of December 31, 2019, the expected increase in the Corporation’s allowance for credit losses as a result of the initial adoption of the current expected credit losses (“CECL”) model previously communicated in the Corporation’s “2020 Outlook” has increased from 20% to 30%, to 25% to 35%.

Revised versions of the press release, the supplementary financial information and the presentation materials previously filed as Exhibits 99.1, 99.2 and 99.3, respectively, to the Initial Form 8-K, are attached hereto as Exhibits 99.1, 99.2 and 99.3.  The revised versions of the press release, the supplementary financial information and the Presentation Materials have been posted on the Corporation’s Investor Relations website, www.fult.com. The following tables summarize the significant revisions, including the impact of the change in the allowance and provision for credit losses, charge-offs and related reductions to other assets, other liabilities, non-interest expense and income tax expense:

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED ENDING BALANCE SHEETS (UNAUDITED)
dollars in thousands

	As of December 31, 2019
	As Reported	Adjustment	As Revised

ASSETS

Loans, net of unearned income	16,857,526	(20,000)	16,837,526
Allowance for loan losses	(175,622)	12,000	(163,622)
Net loans	16,681,904	(8,000)	16,673,904
Other assets	858,492	(3,022)	855,470

Total Assets	$ 21,897,062	$ (11,022)	$ 21,886,040

LIABILITIES AND SHAREHOLDERS' EQUITY

Other liabilities	389,665	(4,724)	384,941

Total Liabilities	19,548,588	(4,724)	19,543,864

Shareholders' equity	2,348,474	(6,298)	2,342,176

Total Liabilities and Shareholders' Equity	$ 21,897,062	$ (11,022)	$ 21,886,040

FULTON FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
dollars in thousands

	Three Months Ended December 31, 2019			Twelve Months Ended December 31, 2019
	As Reported	Adjustment	As Revised	As Reported	Adjustment	As Revised

Net Interest Income	159,270		159,270	648,389		648,389
Provision for credit losses	12,530	8,000	20,530	24,825	8,000	32,825

Net Interest Income after Provision	146,740	(8,000)	138,740	623,564	(8,000)	615,564

Total Non-Interest Income	55,281		55,281	216,160		216,160

Total Non-Interest Expense	139,874	(900)	138,974	568,636	(900)	567,736

Income before Income Taxes	62,147	(7,100)	55,047	271,088	(7,100)	263,988
Income tax expense	8,060	(802)	7,258	38,451	(802)	37,649

Net Income	54,087	(6,298)	47,789	232,637	(6,298)	226,339

PER SHARE:
Net income:
Basic	$ 0.33	$ (0.04)	$ 0.29	$1.39	$(0.03)	$1.36
Diluted	$ 0.33	$ (0.04)	$ 0.29	$1.39	$(0.04)	$1.35

Forward-Looking Statements

This Current Report on Form 8-K, including the Exhibits hereto, may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as "may," "should," "will," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future," "intends," "projects," the negative of these terms and other comparable terminology. Statements relating to the "revised outlook" or "Revised 2020 Outlook" contained in Exhibit 99.3 to this Current Report are forward-looking statements. These forward-looking statements may include projections of, or guidance on, the Corporation’s future financial performance, expected levels of future expenses, anticipated growth strategies, descriptions of new business initiatives and anticipated trends in the Corporation’s business or financial results.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, they are based on current beliefs, expectations and assumptions regarding the future of the Corporation’s business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, and many of which are outside of the Corporation’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. The Corporation undertakes no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A discussion of certain risks and uncertainties affecting the Corporation, and some of the factors that could cause the Corporation's actual results to differ materially from those described in the forward-looking statements, can be found in the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Corporation’s Annual Report on Form 10-K for the year-ended December 31, 2018 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2019, June 30, 2019 and September 30, 2019, which have been filed with the Securities and Exchange Commission, and are available in the Investor Relations section of the Corporation's website (www.fult.com) and on the Securities and Exchange Commission's website (www.sec.gov).

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
99.1	Revised and restated Press Release dated February 12, 2020.
99.2	Revised and restated Supplementary financial information for the quarter and year ended December 31, 2019.
99.3	Revised presentation materials that supersede the presentation materials used during the conference call and webcast of January 22, 2020.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2020	FULTON FINANCIAL CORPORATION
By: /s/ Mark R. McCollom
Mark R. McCollom
Senior Executive Vice President and
Chief Financial Officer